EXHIBIT 10.2

GENERAL SECURITY AGREEMENT

This General Security Agreement (this “Agreement”) is dated as of May 17, 2018, by and between DULUTH HOLDINGS INC., a Wisconsin corporation (“Debtor”), with its mailing address as set forth in Section 10(c) hereof, and BMO HARRIS BANK N.A., a national banking association, as Administrative Agent for the Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, if any, “Agent”), with its mailing address as set forth in Section 10(c) hereof.

PRELIMINARY STATEMENTS

A.

Debtor has requested that Lenders from time to time extend credit or otherwise make financial accommodations available to or for the account of Debtor, including, without limitation, pursuant to the terms of that certain Credit Agreement dated as of May 17, 2018, among Debtor, the financial institutions from time to time party thereto as lenders (the “Lenders”), and BMO HARRIS BANK N.A., as Administrative Agent, as the same may from time to time be amended, restated, supplemented, or otherwise modified (the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement).

B.

As a condition to extending credit or otherwise making financial accommodations available to or for the account of Debtor, Agent and the other Secured Parties each require, among other things, that Debtor grant Agent, for the benefit of the Secured Parties, a security interest in Debtor’s personal property described herein subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the benefits accruing to Debtor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.

Grant of Security Interest.  As collateral security for the payment, performance and observance of all of the Secured Obligations, Debtor hereby pledges and assigns to Agent (and its agents and designees), for the benefit of the Secured Parties, and grants to Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in, all of the following property of Debtor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (all being collectively referred to herein as the “Collateral”):

(a)

all Accounts (including Health Care Insurance Receivables, if any);

(b)

all Chattel Paper (whether tangible or electronic);

(c)

all Commercial Tort Claims described on Schedule F hereto or on one or more supplements to this Agreement;

(d)

all Deposit Accounts and all cash and all other property from time to time deposited therein or otherwise credited thereto;

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(e)

all Documents;

(f)

all General Intangibles (including, without limitation, all Payment Intangibles, Intellectual Property and Licenses);

(g)

all Goods, including, without limitation, all Equipment (including rolling stock), Fixtures, and Inventory;

(h)

all Instruments (including, without limitation, all Promissory Notes);

(i)

all Investment Property (including certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts);

(j)

all Letter-of-Credit Rights;

(k)

all Pledged Interests;

(l)

all Supporting Obligations;

(m)

all supporting evidence and documents relating to any of the above described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes, and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

(n)

all Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(o)

all Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

in each case howsoever Debtor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided, however, that Collateral shall not include the following (all being collectively referred to herein as the “Excluded Assets”): (i) Equipment owned by Debtor that is subject to a lien permitted under Section 7.2(d) of the Credit Agreement to the extent that any lease or financing agreement with respect thereto prohibits the granting of a security interest in such Equipment (so long as such restriction is limited to the particular Equipment financed or leased), (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of Debtor if under the terms of such contract, lease, permit, license, or license agreement, or applicable Law with respect thereto, the grant of a security interest or Lien therein is prohibited as a matter of Law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that (A) the foregoing exclusion shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is

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ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the UCC (as hereinafter defined) or other applicable Law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement, and (B) the foregoing exclusion shall in no way be construed to limit, impair, or otherwise affect any of Agent’s continuing security interests in and Liens upon any rights or interests of any Debtor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, or license agreement, or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, or license agreement), or (iii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral.

All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of New York as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.  For purposes of this Agreement, the term “Receivables” means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise.

Section 2.

Secured Obligations Hereby Secured.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Secured Obligations”):

(a)

the prompt payment by each Loan Party, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of (i) the Obligations, Hedging Liability and Bank Product Obligations, and (ii) in the case of a Loan Party that is a Guarantor, all amounts from time to time owing by such Loan Party in respect of its guaranty made pursuant to Section 5.12 of the Credit Agreement or under any other Guaranty to which it is party; and

(b)

the due performance and observance by each Loan Party of all of its other obligations from time to time existing in respect of the Loan Documents and all documents evidencing the Obligations, Hedging Liability and Bank Product Obligations.

Section 3.

Covenants, Agreements, Representations and Warranties.  Debtor hereby covenants and agrees with, and represents and warrants to, Agent that:

(a)

Debtor is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.  Debtor shall not change its jurisdiction of organization without Agent’s prior written consent.  Debtor is the sole and lawful owner of its Collateral, and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for.  The execution and delivery of this Agreement, and the observance and performance of each of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon Debtor or any provision of

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Debtor’s organizational documents (e.g., charter, articles or certificate of incorporation and by-laws, articles or certificate of formation and limited liability company operating agreement, partnership agreement, or similar organizational documents) or any covenant, indenture or agreement of or affecting Debtor or any of its property or (ii) result in the creation or imposition of any lien or encumbrance on any property of Debtor except for the lien and security interest granted to Agent for the benefit of the Secured Parties hereunder.  Debtor’s organizational registration number (if any) is listed under Item 3 on Schedule A.

(b)

Debtor’s chief executive office and principal place of business is at, and Debtor keeps and shall keep all of its books and records relating to Receivables only at the locations listed under Item 1 on Schedule A; and Debtor has no other executive offices or principal places of business other than those listed under Item 1 on Schedule A.  The Collateral is and shall remain in Debtor’s possession or control at the locations listed under Item 2 on Schedule A and retail stores leased by Debtor in the ordinary course of business (collectively, the “Permitted Collateral Locations”).  If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, Agent shall nevertheless have and retain a lien on and security interest therein.  Debtor owns and shall at all times own all Permitted Collateral Locations at which its Collateral is located, except to the extent otherwise disclosed under Item 2 on Schedule A and except for retail stores leased by Debtor in the ordinary course of business.  Debtor shall not move its chief executive office or maintain a principal place of business at a location other than those specified under Item 1 on Schedule A or permit the Collateral to be located at a location other than a Permitted Collateral Location, other than Inventory in transit to a Permitted Collateral Location, in each case without first providing Agent 30 days’ prior written notice of Debtor’s intent to do so; provided that Debtor shall at all times maintain its chief executive office and, unless otherwise specifically agreed to in writing by Agent, Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or principal place of business or location of Collateral, Debtor shall have taken all action requested by Agent to maintain the lien and security interest of Agent in the Collateral at all times fully perfected and in full force and effect.

(c)

Debtor’s legal name and jurisdiction of organization is correctly set forth in the first paragraph of this Agreement.  Debtor has not transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on Schedule B attached hereto.  Debtor shall not change its legal name or transact business under any other trade name without first giving 30 days’ prior written notice of its intent to do so to Agent.

(d)

The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics’, laborers’ and statutory liens), attachments, levies, and encumbrances of every kind, nature and description, whether voluntary or involuntary, except for the lien and security interest of Agent therein and as otherwise permitted pursuant to Section 6.2 of the Credit Agreement.  Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to Agent.

(e)

Debtor shall promptly pay when due all taxes, assessments and governmental charges and levies upon or against Debtor or any of its Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure or other realization upon any of such

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Collateral and preclude interference with the operation of Debtor’s business in the ordinary course, and Debtor shall have established adequate reserves therefor.

(f)

Debtor shall not use, manufacture, sell, or distribute any Collateral in violation of any statute, ordinance, or other governmental requirement.  Debtor shall not waste or destroy the Collateral or any part thereof or be negligent in the care or use of any Collateral.  Debtor shall perform its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that Agent has no responsibility to perform such obligations.

(g)

Subject to Sections 4(b), 6(b), 6(c), and 7(c) hereof, Debtor shall not, without Agent’s prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein.

(h)

Debtor shall at all times insure its Collateral consisting of tangible personal property against such risks and hazards as other persons similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Agent may specify.  All insurance required hereby shall be maintained in amounts and under policies and with insurers reasonably acceptable to Agent, and all such policies shall contain lender’s loss payable clauses naming Agent, for the benefits of the Secured Parties, as loss payee as its interest may appear (and, if Agent requests, naming Agent as an additional insured therein) in a form acceptable to Agent.  All premiums on such insurance shall be paid by Debtor.  Certificates of insurance evidencing compliance with the foregoing and, at Agent’s request, the policies of such insurance shall be delivered by Debtor to Agent.  All insurance required hereby shall provide that any loss shall be payable to Agent, for the benefit of the Secured Parties, notwithstanding any act or negligence of Debtor, shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by Debtor and Agent of written notice thereof, and shall be satisfactory to Agent in all other respects.  In case of any material loss, damage to, or destruction of its Collateral or any part thereof, Debtor shall promptly give written notice thereof to Agent generally describing the nature and extent of such damage or destruction.  In case of any loss, damage to or destruction of its Collateral or any part thereof, any insurance proceeds received on account of such loss, damage or destruction shall be applied as provided for in the Credit Agreement.  Debtor hereby authorizes Agent, at Agent’s option, to adjust, compromise and settle any losses under any insurance afforded at any time during the existence of any Default or Event of Default, and Debtor does hereby irrevocably constitute Agent, and each of its nominees, officers, agents, attorneys, and any other person whom Agent may designate, as Debtor’s attorneys-in-fact, with full power and authority to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of its Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance.  Any adjustment, compromise and/or settlement of any losses under any insurance shall be made by Debtor subject to final approval of Agent for claims made in excess of $250,000.00.  Provided, however, if an Event of Default shall have occurred, Agent shall have sole authority to adjust, compromise or settle losses under any insurance policies.  All insurance proceeds shall be subject to the lien and security interest of Agent hereunder.

Unless Debtor provides Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at Debtor’s expense to protect Agent’s interests in the Collateral.  This insurance may, but need not, protect Debtor’s interests in its Collateral.  The coverage purchased by Agent may not pay any claims that Debtor makes or any claim that is made against Debtor

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in connection with the Collateral.  Debtor may later cancel any such insurance purchased by Agent, but only after providing Agent with evidence that Debtor has obtained insurance as required by this Agreement.  If Agent purchases insurance for Debtor’s Collateral, Debtor will be responsible for the costs of that insurance, including interest and any other charges that Agent may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance.  The costs of the insurance may be added to the Secured Obligations secured hereby.  The costs of the insurance may be more than the cost of insurance Debtor may be able to obtain on its own.

(i)

Debtor shall at all times allow Agent and its representatives free access to and right of inspection of its Collateral; provided that, unless Agent believes in good faith that a Default or Event of Default exists, any such access or inspection shall only be required during Debtor’s normal business hours and upon reasonable advance notice.

(j)

If any of its Collateral is in the possession or control of any of Debtor’s agents or processors and Agent so requests, then Debtor agrees to notify such agents or processors in writing of Agent’s security interest therein and instruct them to hold all such Collateral for Agent’s account and subject to Agent’s instructions in accordance with this Agreement.  Debtor shall, upon the request of Agent, authorize and instruct all bailees and other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of its Collateral to permit Agent and its representatives to examine and inspect any of such Collateral then in such party’s possession during normal business hours and upon reasonable advance notice and to verify from such party’s own books and records any information concerning such Collateral or any part thereof which Agent or its representatives may seek to verify.

(k)

Debtor agrees from time to time to deliver to Agent such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered, together with Debtor’s warranty of the genuineness thereof, and reports stating the book value of Inventory and Equipment by major category and location), in each case as Agent may reasonably request.  Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which Agent considers appropriate, and Debtor agrees to furnish all assistance and information, and perform any acts, which Agent may require in connection therewith.  Upon request by Agent, Debtor shall promptly notify Agent of any Collateral which Debtor has determined to have been rendered obsolete, stating the prior book value of such Collateral, its type and location.

(l)

Debtor shall comply with the terms and conditions of all leases, easements, right-of-way agreements and other similar agreements binding upon Debtor or affecting its Collateral or any part thereof, and all orders, ordinances, laws and statutes of any city, state or other governmental entity, department, or agency having jurisdiction with respect to the premises wherein such Collateral is located or the conduct of business thereon, except where any such non–compliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or result in a Lien upon any of its Collateral.

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(m)

Schedule C attached hereto contains a true, complete, and current listing of all patents, trademarks, tradestyles, copyrights, and other intellectual property rights (including all registrations and applications therefor) owned by Debtor as of the date hereof that are registered with any governmental authority.  Concurrently with the delivery of each certificate delivered pursuant to Section 5.5(c) of the Credit Agreement, Debtor shall notify Agent in writing of any additional intellectual property rights acquired or arising during the applicable Fiscal Quarter, if any, that are registered with any Governmental Authority, and shall submit to Agent a supplement to Schedule C to reflect such additional rights (provided Debtor’s failure to do so shall not impair Agent’s security interest therein) and execute a supplemental Notice of Grant of Security in Trademarks to be filed with the United States Patent and Trademark Office evidencing Agent’s security interest in such additional intellectual property rights.  Debtor owns or possesses rights to use all franchises, licenses, patents, trademarks, trade names, tradestyles, copyrights, and rights with respect to the foregoing which are required to conduct its business as now conducted.  To Debtor’s knowledge, no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and Debtor is not liable to any person for infringement under applicable law with respect to any such rights as a result of its business operations.

(n)

Schedule F attached hereto contains a true, complete and current listing of all Commercial Tort Claims held by Debtor as of the date hereof, each described by reference to the specific incident giving rise to the claim.  Debtor agrees to execute and deliver to Agent a supplement to this Agreement in the form attached hereto as Schedule G, or in such other form as may be acceptable to Agent, promptly upon becoming aware of any other Commercial Tort Claim held or maintained by Debtor arising after the date hereof (provided Debtor’s failure to do so shall not impair Agent’s security interest therein).

(o)

Debtor agrees to execute and deliver to Agent such further agreements, assignments, instruments, and documents and to do all such other things as Agent may deem reasonably necessary or appropriate to assure Agent its lien and security interest hereunder, including, without limitation, (i) such financing statements, and amendments thereof or supplements thereto, and such other instruments and documents as Agent may from time to time require in order to comply with the UCC and any other applicable law, (ii) such agreements with respect to patents, trademarks, copyrights, and similar intellectual property rights as Agent may from time to time require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) such control agreements with respect to Deposit Accounts, Investment Property, Letter-of-Credit Rights, and electronic Chattel Paper, and to cause the relevant depository institutions, financial intermediaries, and issuers to execute and deliver such control agreements, as Agent may from time to time require.  Debtor hereby authorizes Agent to file any and all financing statements covering the Collateral or any part thereof as Agent may require, including financing statements describing the Collateral as “all assets” or “all personal property” or words of like meaning.  Agent may order lien searches from time to time against Debtor and the Collateral, and Debtor shall promptly reimburse Agent for all costs and expenses incurred in connection with such lien searches; provided, however, Debtor shall only be required to reimburse Agent for such searches two times in any calendar year, unless an Event of Default has occurred and is continuing.  In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as Agent in its sole discretion deems necessary or appropriate to preserve, protect, and enforce the lien and security interest of Agent under the law of such other jurisdiction.  Debtor

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agrees to mark its books and records to reflect the lien and security interest of Agent in Debtor’s Collateral.

(p)

Agent may, in its discretion at any time and from time to time, at Debtor’s expense, pay any amount or do any act required of Debtor hereunder or otherwise lawfully requested by Agent to (a) enforce any Loan Document or collect any Secured Obligations; (b) protect, insure, maintain, or realize upon any Collateral; or (c) defend or maintain the validity or priority of Agent’s Liens in any Collateral, including any payment of a judgment, insurance premium, warehouse charge, finishing or processing charge, or landlord claim, or any discharge of a Lien.  All payments, costs, and expenses (including extraordinary expenses) of Agent under this Section shall be payable by Debtor immediately without notice or demand, shall constitute additional Secured Obligations secured hereby, and shall bear interest from the date incurred to the date of payment thereof at the rate specified in Section 2.8(b) of the Credit Agreement (such rate per annum being hereinafter referred to as the “Default Rate”).  Any payment made or action taken by Agent under this Section shall be without prejudice to any right to assert an Event of Default or to exercise any other rights or remedies under the Loan Documents.  No payment made or action taken by Agent under this Section shall in any way obligate Agent to take any further or future action with respect thereto.  Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim.  Agent is hereby authorized to charge any account of Debtor maintained with Agent for the amount of such sums and amounts so expended.

Section 4.

Special Provisions Re: Receivables.

(a)

As of the time any Receivable of Debtor becomes subject to the security interest provided for hereby, and at all times thereafter, Debtor shall be deemed to have warranted as to each and all of such Receivables that all warranties of Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each Receivable of Debtor and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Receivable of Debtor is valid and subsisting; that no such Receivable is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has theretofore been endorsed by Debtor, upon Agent’s request, and delivered to Agent (upon Agent’s request); that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose; that the amount of such Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business; and that the amount of such Receivable represented as owing is not disputed and is not subject to any set-offs, credits, deductions or countercharges, other than those arising in the ordinary course of Debtor’s business.  Without limiting the foregoing, if any Receivable of Debtor arises out of a contract with the United States of America, or any state or political subdivision thereof, or any department, agency or instrumentality of any of the foregoing, Debtor agrees to notify Agent and, at Agent’s request, execute whatever instruments and documents are required by Agent in order that such Receivable shall be assigned to Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar state or local statute, as the case may be.

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(b)

Unless and until an Event of Default occurs and is continuing, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by Debtor in the ordinary course of its business as presently conducted in accordance with Section 6(b) hereof; and, during the existence of any Event of Default, such merchandise and other goods shall be set aside at the request of Agent and held by Debtor as trustee for Agent and shall remain part of Agent’s Collateral.  Unless and until an Event of Default occurs and is continuing, Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which Debtor in good faith considers advisable; and, during the existence of any Event of Default, Debtor shall notify Agent promptly of all returns and recoveries and, on Agent’s request, deliver any such merchandise or other goods to Agent.  During the existence of any Event of Default, Debtor shall also notify Agent promptly of all disputes and claims and settle or adjust them at no expense to Agent, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by Debtor without Agent’s consent.  Agent may, at all times during the existence of any Event of Default, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which Agent considers advisable.

(c)

Unless delivered to Agent or its agent, all tangible Chattel Paper and Instruments shall contain a legend acceptable to Agent indicating that such Chattel Paper or Instrument is subject to the security interest of Agent contemplated by this Agreement.

Section 5.

Collection of Receivables.

(a)

Except as otherwise provided in this Agreement, Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

(b)

If an Event of Default has occurred and is continuing, and whether or not Agent has exercised any or all of its rights under other provisions of this Section 5, in the event Agent requests Debtor to do so:

(i)

all Instruments and Chattel Paper at any time constituting part of the Receivables of Debtor or any other Collateral of Debtor (including any postdated checks) shall, upon receipt by Debtor, be immediately endorsed to and deposited with Agent; and/or

(ii)

Debtor shall instruct all customers and account debtors to remit all payments in respect of such Receivables or any other such Collateral to a lockbox or lockboxes under the sole custody and control of Agent and which are maintained at post office(s) in Chicago, Illinois selected by Agent.

(c)

If an Event of Default has occurred and is continuing, and whether or not Agent has exercised any or all of its rights under other provisions of this Section 5, Agent or its designee may notify Debtor’s customers and account debtors at any time that Receivables or any other Collateral, in each case of Debtor, have been assigned to Agent or of Agent’s security interest therein, and either in its own name, or Debtor’s name, or both, demand, collect (including, without limitation, through a lockbox

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analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on such Receivables or any other such Collateral, and in Agent’s discretion file any claim or take any other action or proceeding which Agent may deem necessary or appropriate to protect or realize upon the security interest of Agent in such Receivables or any other such Collateral.

(d)

Any proceeds of Receivables or other Collateral transmitted to or otherwise received by Agent pursuant to any of the provisions of Sections 5(b) or 5(c) hereof may be handled and administered by Agent in and through a remittance account at Agent, and Debtor acknowledges that the maintenance of such remittance account by Agent is solely for Agent’s convenience and that Debtor does not have any right, title or interest in such remittance account or any amounts at any time standing to the credit thereof.  Agent may, after a Default or Event of Default has occurred and is continuing, apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Secured Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as Agent may from time to time in its discretion determine, but not less often than once each week.  Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until Agent has received final payment therefor at its office in cash or final solvent credits current in Chicago, Illinois, acceptable to Agent as such.  However, if Agent does give credit for any item prior to receiving final payment therefor and Agent fails to receive such final payment or an item is charged back to Agent for any reason, Agent may at its election in either instance charge the amount of such item back against the remittance account or any account of Debtor maintained with Agent, together with interest thereon at the Default Rate.  Concurrently with each transmission of any proceeds of Receivables or other Collateral to the remittance account, Debtor shall furnish Agent with a report in such form as Agent shall require identifying the particular Receivable or other Collateral from which the same arises or relates.  Unless and until a Default or Event of Default shall have occurred and be continuing, Agent will release proceeds of Collateral which Agent has not applied to the Secured Obligations as provided above from the remittance account from time to time promptly after receipt thereof.  Debtor hereby indemnifies Agent from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by Agent because of the maintenance of the foregoing arrangements; provided, however, that no Debtor shall be required to indemnify Agent for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of Agent.  Agent shall have no liability or responsibility to Debtor for accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

Section 6.

Special Provisions Re:  Inventory and Equipment.

(a)

Debtor shall at its own cost and expense maintain, keep and preserve its Inventory in good and merchantable condition and keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to such Equipment so that the efficiency thereof shall be fully preserved and maintained.

(b)

Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by Agent, use, consume and sell its Inventory in the ordinary course of its business,

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but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by Debtor.

(c)

Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by Agent, sell Equipment to the extent permitted under the Credit Agreement and subject to the prepayment requirements thereof.

(d)

As of the time any Inventory or Equipment of Debtor becomes subject to the security interest provided for hereby and at all times thereafter, Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of Debtor set forth in this Agreement are true and correct with respect to such Inventory and Equipment; that all of such Inventory and Equipment is located at a location set forth pursuant to Section 3(b) hereof; and that, in the case of Inventory, such Inventory is in good and merchantable condition.  Debtor warrants and agrees that no Inventory is or will be consigned to any other person without Agent’s prior written consent.

(e)

Upon Agent’s request, Debtor shall at its own cost and expense cause the lien of Agent in and to any portion of Debtor’s Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and shall cause all such certificates of title and evidences of lien to be deposited with Agent.

(f)

Except for Equipment from time to time located at a location set forth pursuant to Section 3(b) and as otherwise disclosed to Agent in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

(g)

If any of the Inventory of Debtor is at any time evidenced by a document of title, such document shall be promptly delivered by Debtor to Agent except to the extent Agent specifically requests Debtor not to do so with respect to any such document.

Section 7.

Special Provisions Re:  Investment Property and Deposits.

(a)

Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by Agent pursuant to Section 9(d) hereof:

(i)

Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to the Investment Property or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any Secured Obligations; and

(ii)

Debtor shall be entitled to receive and retain all cash dividends and distributions and other amounts paid upon or in respect of the Investment Property.

(b)

All Investment Property (including all securities, certificated or uncertificated, securities accounts, and commodity accounts) of Debtor on the date hereof is listed and identified on Schedule E attached hereto and made a part hereof.  Debtor shall promptly notify Agent of any other Investment Property acquired or maintained by Debtor after the date hereof, and shall submit to Agent a supplement to Schedule E to reflect such additional rights (provided Debtor’s failure to do so shall not impair

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Agent’s security interest therein).  Certificates for all certificated securities now or at any time constituting Investment Property shall be promptly delivered by Debtor to Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation or otherwise.  With respect to any uncertificated securities or any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, unless Agent requests otherwise, Debtor shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among Debtor, Agent, and such issuer or intermediary in form and substance satisfactory to Agent which provides, among other things, for the issuer’s or intermediary’s agreement that it shall comply with entitlement orders, and apply any value distributed on account of any such Investment Property, as directed by Agent without further consent by Debtor.  Agent may at any time, upon the occurrence of any Default or Event of Default, cause to be transferred into its name or the name of its nominee or nominees all or any part of the Investment Property hereunder.

(c)

Unless and until a Default or Event of Default has occurred and is continuing, Debtor may sell or otherwise dispose of any of its Investment Property, provided that no Debtor shall sell or otherwise dispose of any capital stock of or other equity interests in any direct or indirect subsidiary without the prior written consent of Agent.  After the occurrence and during the continuation of any Default or Event of Default, Debtor shall not sell all or any part of its Investment Property without the prior written consent of Agent.

(d)

Debtor represents that on the date of this Agreement, none of its Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent Debtor has delivered to Agent a duly executed and completed Form U-1 with respect to such stock.  If at any time its Investment Property or any part thereof consists of margin stock, Debtor shall promptly so notify Agent and deliver to Agent a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by Agent in form and substance satisfactory to Agent.

(e)

Notwithstanding anything to the contrary contained herein, in the event any Investment Property is subject to the terms of a separate security agreement in favor of Agent, the terms of such separate security agreement shall govern and control unless otherwise agreed to in writing by Agent.

(f)

All Deposit Accounts of Debtor on the date hereof are listed and identified (by account number and depository institution) on Schedule E attached hereto and made a part hereof.  Debtor shall promptly notify Agent of any other Deposit Account opened or maintained by Debtor after the date hereof, and shall submit to Agent a supplement to Schedule E to reflect such additional accounts (provided Debtor’s failure to do so shall not impair Agent’s security interest therein).  With respect to any Deposit Account maintained by a depository institution other than BMO Harris Bank N.A., and as a condition to the establishment and maintenance of any such Deposit Account except as otherwise agreed to in writing by Agent, Debtor, the depository institution, and Agent shall execute and deliver an account control agreement in form and substance satisfactory to Agent which provides, among other things, for

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the depository institution’s agreement that it will comply with instructions originated by Agent directing the disposition of the funds in the Deposit Account without further consent by Debtor.

Section 8.

Power of Attorney.  In addition to any other powers of attorney contained herein, Debtor hereby appoints Agent, its nominee, and any other person whom Agent may designate, as Debtor’s attorney-in-fact, with full power and authority upon the occurrence and during the continuation of any Event of Default:  (a) to sign Debtor’s name on verifications of Receivables and other Collateral; (b) to send requests for verification of Debtor’s Collateral to Debtor’s customers, account debtors and other obligors; (c) to endorse Debtor’s name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into Agent’s possession or on any assignments, stock powers, or other instruments of transfer relating to Debtor’s Collateral or any part thereof; (d) to sign Debtor’s name on any invoice or bill of lading relating to any of Debtor’s Collateral, on claims to enforce collection of any such Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of such Collateral, on notices of assignment and on public records; (e) to notify the post office authorities to change the address for delivery of Debtor’s mail to an address designated by Agent; (f) to receive, open and dispose of all mail addressed to Debtor; and (g) to do all things necessary to carry out this Agreement.  Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct.  Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without Debtor’s signature appearing thereon.  Debtor also hereby grants Agent a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of Debtor without notice thereof to Debtor.  The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and all agreements of Agent to extend credit to or for the account of Debtor have expired or otherwise have been terminated.

Section 9.

Defaults and Remedies.

(a)

The occurrence of any “Event of Default” (as defined in the Credit Agreement) shall constitute an “Event of Default” hereunder.

(b)

Upon the occurrence and during the continuation of any Event of Default, Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of an agent under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further Agent may, without demand and without advertisement, notice, hearing or process of law, all of which Debtor hereby waives, at any time or times, sell and deliver all or any part of the Collateral (and any other property of Debtor attached thereto or found therein) held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Agent deems advisable, in its sole discretion.  In addition to all other sums due Agent hereunder, Debtor shall pay Agent all costs and expenses incurred by Agent, including reasonable attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against Agent or Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any

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successor statute).  Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to Debtor in accordance with Section 10(c) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to Debtor if Debtor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition.  Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  Agent may be the purchaser at any such sale.  Debtor hereby waives all of its rights of redemption from any such sale.  Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or Agent may further postpone such sale by announcement made at such time and place.  Agent has no obligation to prepare the Collateral for sale.  Agent may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

(c)

Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on Debtor’s premises (Debtor hereby agreeing to lease such premises without cost or expense to Agent or its designee if Agent so requests) or to remove Debtor’s Collateral or any part thereof to such other places as Agent may desire.  Upon the occurrence and during the continuation of any Event of Default, Agent shall have the right to exercise any and all rights with respect to all Deposit Accounts of Debtor, including, without limitation, the right to direct the disposition of the funds in each Deposit Account and to collect, withdraw and receive all amounts due or to become due or payable under each such Deposit Account.  Upon the occurrence and during the continuation of any Event of Default, Debtor shall, upon Agent’s demand, promptly assemble its Collateral and make it available to Agent at a place designated by Agent.  If Agent exercises its right to take possession of the Collateral, then Debtor shall also at its expense perform any and all other steps requested by Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of Agent, appointing overseers for the Collateral and maintaining Collateral records.

(d)

Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 7(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 7(a)(ii) hereof, shall, at the option of Agent, cease and thereupon become vested in Agent, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property (including, without limitation, the right to deliver notice of control with respect to any Investment Property held in a securities account or commodity account and deliver all entitlement orders with respect thereto) and/or to receive and retain the distributions which Debtor would otherwise have been authorized to retain pursuant to Section 7(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any

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Investment Property as if Agent were the absolute owner thereof.  Without limiting the foregoing, Agent shall have the right to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or Agent of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Agent may determine.  In the event Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

(e)

Without in any way limiting the foregoing, Debtor hereby grants to Agent (to the extent Debtor is legally entitled to do so) a royalty-free irrevocable license and right to use all of Debtor’s patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, copyrights, copyright applications, copyright licenses, and similar intangibles in connection with any foreclosure or other realization by Agent on all or any part of the Collateral.  The license and right granted Agent hereby shall be without any royalty or fee or charge whatsoever.

(f)

The powers conferred upon Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which Agent accords its own property, consisting of similar type assets, it being understood, however, that Agent shall have no responsibility for ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any such Collateral, whether or not Agent has or is deemed to have knowledge of such matters.  This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of Debtor in any way related to the Collateral, and Agent shall have no duty or obligation to discharge any such duty or obligation.  Agent shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral or initiating any action to protect the Collateral against the possibility of a decline in market value.  Neither Agent nor any party acting as attorney for Agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct.

(g)

Failure by Agent to exercise any right, remedy or option under this Agreement or any other agreement between Debtor and Agent or provided by law, or delay by Agent in exercising the same, shall not operate as a waiver; and no waiver by Agent shall be effective unless it is in writing and then only to the extent specifically stated.  The rights and remedies of Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which Agent may have.

Section 10.

Miscellaneous.

(a)

This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and all agreements of the Secured Parties to extend credit to or for the account of Debtor have expired or otherwise have been terminated.  Upon such termination of this Agreement,

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Agent shall, upon the request and at the expense of Debtor, forthwith release its security interest hereunder.

(b)

This Agreement cannot be changed or terminated orally.  All of the rights, privileges, remedies and options given to Agent hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations and warranties of and in this Agreement shall bind Debtor and its legal representatives, successors and assigns, provided that no Debtor may assign its rights or delegate its duties hereunder without Agent’s prior written consent.

(c)

Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below (or, if no such address is set forth below, at the address of Debtor as shown on the records of Agent), or such other address or telecopier number as such party may hereafter specify by notice to the other given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices hereunder shall be addressed:

To Debtor at:

Duluth Holdings Inc.

170 Countryside Drive

Belleville, Wisconsin 53508

Attention: David Loretta

Telephone: (608) 424-1915

Telecopy: (608) 424-1710

with a copy to:

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Attention: Dennis F. Connolly

Telephone: (414) 273-3500

Telecopy:

 (414) 273-5198

To Agent at:

BMO Harris Bank N.A.

770 North Water Street

Milwaukee, Wisconsin 53202

Attention: John Howard

Telephone: (414) 765-7946

with a copy to:

Husch Blackwell LLP

4801 Main Street, Suite 1000

Kansas City, Missouri 64112

Attention: Christopher J. Rockers

Telephone: (816) 283-4608

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such

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telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

(d)

In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

(e)

This Agreement shall be deemed to have been made in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(f)

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.  Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery to Agent, and it shall not be necessary for Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)

Debtor hereby submits to the non-exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.  Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form.  Debtor and Agent each hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Signature Page to Follow]

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In Witness Whereof, Debtor has caused this General Security Agreement to be duly executed and delivered in New York as of the day and year first above written.

“Debtor”

DULUTH HOLDINGS INC.,

a Wisconsin corporation

By: /s/ David Loretta

Name: David Loretta

Title: Senior Vice President and Chief Financial Officer

Accepted and agreed to in New York as of the day and year first above written.

“Agent”

BMO Harris Bank N.A.

By: /s/ John M. Howard

Name: John M. Howard

Title: Senior Vice President